SELIGMAN
                            -----------------

                                    LARGE-CAP
                                   VALUE FUND


                                   [GRAPHIC]


                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                   ----------

                                A Value Approach
                                 to Seeking the
                              Capital Appreciation
                                  Potential of
                                Larger Companies



                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

[PHOTOGRAPH]
Picture of James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.



 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12

Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   17
Federal Tax Status of 1998 Dividend and Gain
  Distributions for Taxable Accounts ......................................   18
Board of Directors ........................................................   19
Executive Officers and For More Information ...............................   20
Glossary of Financial Terms ...............................................   21
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

In 1998, Seligman Large-Cap Value Fund posted a total return of 11.57% based on the net asset value of Class A shares. This return lagged the 15.63% total return of the Russell 1000 Value Index and the 28.58% return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). A discussion with your Portfolio Managers regarding the Fund's results begins on page 2.

The past year marked the eighth year of economic expansion in the US, with real domestic growth of 3.9%. For the stock market, it was the first time in history that the S&P 500 registered more than 20% gains four years in a row. Unfortunately for your Fund, the majority of 1998's gains came from large-capitalization growth stocks. The large-cap value stocks that your Fund invests in did not fare as well.

The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. In the ensuing "flight to quality," investors from around the world poured money into the largest US growth stocks. In the rush to own only the very best American growth companies, investors bypassed value stocks, which by their nature are undervalued and underappreciated by the market.

Some value stocks are cheap for a reason -- the company has a history of missed earnings estimates, a poor management team, etc. Other value stocks are cheap due to a temporary condition -- the company is restructuring, changing management, etc. A value manager tries to invest in the second type of stock in anticipation of the market recognizing the company's true value. In 1998 however, cheap stocks stayed cheap as the market rewarded growth over value.

Currency instability and rising global recession/deflation fears exacerbated already high market volatility throughout the year. The Russian debt default, as well as the possible collapse of Long-Term Capital Management LP, a large hedge fund plagued by a series of bad currency investments, left investors nervous. By late August, a stock market correction threatened to turn into a more significant decline, as the Dow Jones Industrial Average fell more than 850 points in two days, wiping out all of the year's gains. Value stocks were punished along with growth stocks, and did not rebound as sharply when the Federal Reserve cut short-term interest rates.

Subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession are all positive for the US markets in 1999. However, pressure on corporate profits is likely to continue, as the US enters a period of slower growth. Valuations on some of the largest growth stocks seem excessive, and any broadening of the market in 1999 may negatively affect their share prices and reward more reasonably-priced value stocks. In addition, low commodity prices are impacting much of the world, making it harder for US multinationals to export. We expect a challenging environment confronted with economic uncertainties and continued high volatility.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Large-Cap Value Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,

/s/William C. Morris
--------------------
William C. Morris
Chairman
                                /s/Brian T. Zino
                               -----------------
                                Brian T. Zino
                                President


January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q.   How did Seligman Large-Cap Value Fund perform in 1998?

A. For the 12 months ended December 31, 1998, Seligman Large-Cap Value Fund posted a total return of 11.57% based on the net asset value of Class A shares. This compares to the 28.58% return of the Standard &Poor's 500 Composite Stock Price Index (S&P 500) and the 15.63% total return of the Russell 1000 Value Index. The Fund underperformed relative to the S&P 500 because value stocks in general did not fare as well as growth stocks. The Fund's underperformance relative to the Russell 1000 Value Index was due to the Fund's heavy weighting in financial stocks, which were particularly hard hit during the third quarter. However, many of these stocks began to recover in the fourth quarter.

Q.   Which economic and market factors influenced the Fund's results in 1998?

A. The past year proved difficult for value funds in general, and ours was no exception. The biggest problem for us in 1998 was the weak economies of Asia and their dampening effect on global trade. A number of the companies the Fund owns suffered earnings disappointments because of the shortfall in business from Asia. This erosion in earnings led to lower stock prices.

     In 1998, the S&P 500 returned more than 28%. This impressive return masks several difficulties experienced by investors in 1998. The first is the issue of growth versus value. As investors worried about everything from deflationary pressures in the US to devalued currencies in the emerging markets, the largest, most liquid growth companies in the US -- companies with proven track records of growing earnings in the past -- were rewarded in a "flight to quality." Meanwhile, large-cap value stocks didn't fare as well. The growth subsector of the S&P 500 was up 40%, while the value subsector was up only 12%. This was one of the widest growth-to-value performance disparities in history.

     The other issue masked by the large gains in the S&P 500 was the narrowness of the market. Fifty of the stocks in the S&P 500 were responsible for 94% of its gain, leaving the other 450 with a rise of about 1.5%. While this trend was troublesome for active managers in general, it adversely affected value managers even more, since eight of the top 10 performers within the S&P 500 were growth-oriented technology companies.

Q.   Which factors measurably influenced the Fund's results?

A. The third quarter was particularly difficult period for the Fund as the world experienced a substantial financial crisis. The Asian crisis spread throughout emerging markets, culminating in the Russian debt debacle.

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

--------------------------------------------------------------------------------

[PHOTOGRAPH]
Value Team: (from left) Nevis George (Administrative Assistant), Milton Rubin (Client Services), Richard S. Rosen (Co-Portfolio Manager), (seated) Neil T. Eigen (Portfolio Manager)

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

     This crisis, in addition to the subsequent bailout of Long-Term Capital Management LP, a large US hedge fund, raised concerns that the world financial system was at risk and resulted in a substantial sell-off of financial stocks. This sector was the most heavily weighted sector of the Fund, and performance suffered from August through October. However, the Fund made up most of the lost ground in the fourth quarter.

     Another major factor hurting performance this past year was the strength in technology stocks in general and Internet stocks in particular, where a virtual mania developed. This resulted in a speculative trading market that became extremely divergent. By their nature, value stocks will not do well in this type of environment. Value stocks are cheap. Some are cheap for a reason, while others are cheap due to some temporary situation that does not affect the long-term viability of a company. Seligman Large-Cap Value Fund invests in value stocks that we believe have strong underlying fundamentals. Unfortunately, in last year's environment, many stocks that were cheap, regardless of the reason, got cheaper, as market inflows focused on a narrow band of already expensive stocks. This divergence is not healthy, as investors concentrate on a few industry groups at the expense of the broader market.

Q.   What was the Fund's strategy?

A. In 1998, we continued to pursue a strategy of looking for undervalued companies with below-market price/ earnings ratios, where we see potential catalysts to accelerating earnings growth rates.

     During the course of the year we added to our positions in the paper and forest products sector, which had been hurt by earnings downgrades due to the ongoing Asian crisis. We have confidence that when the economies of Japan, Korea, and China show signs of stabilizing, these stocks will rebound. We also increased the Fund's exposure to financial stocks during the third quarter sell-off and, by year-end, this industry had a dramatic rebound.

Q.   What is your outlook?

A. For 1999, we expect a modest slowdown in the growth rate of gross domestic product (GDP) to about 2.5%. Trade should continue to be under pressure and there could be a meaningful decline in capital spending. This would result in a period of slowing job creation and income gains. Unemployment may rise a bit. However, we anticipate that inflation will remain muted.

     We think that one of the major investment themes for 1999 will be restructuring and consolidating, as managements continue to adjust to a slow growth environment. In commodity price sensitive businesses, this will slowly bring supply into better balance.

     We think corporate profits will be hard to grow in a slow growth economic environment. Profit margins for US non-financial companies peaked in the third quarter of 1997 and have been declining since then. This has resulted in moderating cash flows and, ultimately, in reduced levels of capital spending. Thus, stock selection will be important. Nonetheless, we expect moderately positive overall returns for the year.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Large-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 1998, to a $10,000 investment made in the Russell 1000 Index, the Russell 1000 Value Index, and Standard &Poor's 500 Composite Stock Price Index (S&P500) from April 30, 1997, to December 31, 1998. The results for Seligman Large-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 4% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. It is important to keep in mind that the Russell 1000 Index, the Russell 1000 Value Index, and the S&P500 exclude the effect of fees and sales charges.

     Seligman Large-Cap Value Fund will no longer be compared to the Russell 1000 Index after December 31, 1998, as it measures the performance of 1,000 widely held large-capitalization stocks. Instead, the Fund will be compared to the Russell 1000 Value Index, which the Manager believes is a more appropriate benchmark because it measures the value performance of large-cap stocks, and the Fund invests primarily in those types of stocks. Therefore, your Fund will continue to be compared to the Russell 1000 Value Index and the S&P 500.


  [THE FOLLOWING TABLE WAS PRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               Class A      Class A                                            Russell
               with         without                  Class D                   1000
               Sales        Sales        Class B     without      Russell      Value
               Charge       Charge       with CDSC   CDSC         1000 Index*  Index*       S&P 500*
               -------      -------      ---------   -------      -----------  -------      --------
 4/25/97        9,520       10,000       10,000      10,000
 4/30/97        9,613       10,098       10,098      10,098       10,000       10,000       10,000
 5/31/97       10,173       10,686       10,672      10,672       10,640       10,559       10,609
 6/30/97       10,813       11,359       11,331      11,331       11,080       11,012       11,084
 7/31/97       11,813       12,409       12,381      12,381       11,987       11,840       11,966
 8/31/97       11,333       11,905       11,863      11,863       11,421       11,419       11,296
 9/30/97       11,813       12,409       12,367      12,367       12,047       12,108       11,914
10/31/97       11,360       11,933       11,891      11,891       11,657       11,770       11,516
11/30/97       12,120       12,731       12,661      12,661       12,163       12,291       12,050
12/31/97       12,308       12,928       12,846      12,846       12,410       12,649       12,256
 1/31/98       12,335       12,957       12,874      12,874       12,503       12,471       12,392
 2/28/98       13,432       14,109       14,011      14,011       13,394       13,310       13,286
 3/31/98       13,906       14,607       14,494      14,494       14,069       14,125       13,966
 4/30/98       13,973       14,678       14,551      14,551       14,214       14,220       14,107
 5/31/98       14,095       14,806       14,664      14,664       13,907       14,009       13,864
 6/30/98       14,000       14,706       14,565      14,565       14,422       14,189       14,427
 7/31/98       13,621       14,308       14,167      14,167       14,249       13,939       14,274
 8/31/98       11,319       11,890       11,766      11,766       12,118       11,865       12,210
 9/30/98       11,509       12,089       11,950      11,950       12,935       12,546       12,992
10/31/98       12,768       13,412       13,258      13,258       13,957       13,518       14,049
11/30/98       13,662       14,351       14,167      14,167       14,821       14,148       14,901
12/31/98       13,732       14,424       13,839      14,239       15,765       14,629       15,759

* From April 30, 1997



     A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended December 31, 1998


                                                    AVERAGE ANNUAL
                                                -----------------------
                                                               SINCE
                                   SIX            ONE        INCEPTION
                                 MONTHS*         YEAR         4/25/97
                               ----------       -------    ------------
Class A**
With Sales Charge                  (6.61)%        6.31%        20.71%
Without Sales Charge               (1.92)        11.57         24.29

Class B**
With CDSC+                         (7.24)         5.85         21.27
Without CDSC                       (2.24)        10.85         23.33

Class D**
With 1% CDSC                       (3.24)         9.85           n/a
Without CDSC                       (2.24)        10.85         23.33

Russell 1000 Index***               9.31         27.02         31.41++

Russell 1000 Value Index***         3.10         15.63         25.62++

S&P 500***                          9.22         28.58         31.37++


NET ASSET VALUE

                 DECEMBER 31, 1998      JUNE 30, 1998      DECEMBER 31, 1997
                -------------------     -------------     -------------------
Class A               $10.04               $10.34                $9.09
Class B                 9.96                10.25                 9.04
Class D                 9.96                10.25                 9.04


DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Year Ended December 31, 1998

               DIVIDEND PAID                            CAPITAL GAIN (LOSS)
              ---------------                          ---------------------
Class A          $0.040                 Paid                  $0.059
Class B            --                   Realized              (0.040)
Class D            --                   Unrealized             0.671+++


Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


----------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Russell 1000 Index, the Russell 1000 Value Index, and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and sales charges. Investors cannot invest directly in an index.

  + The CDSC is 5% for periods of one year or less, and 4% since inception.

 ++ From April 30, 1997.

+++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW

Diversification of Net Assets
December 31, 1998

                                                                                               PERCENT OF NET ASSETS
                                                                                                   DECEMBER 31,
                                                                                                -------------------
                                                ISSUES         COST              VALUE           1998         1997
                                               -----      -------------      -------------      -----         -----
COMMON STOCKS:
  Aerospace ................................       2        $ 9,294,919        $ 9,416,250        6.3           6.6
  Automotive and Related ...................       2          6,892,149          8,887,094        6.0           5.9
  Banking ..................................       3         14,715,916         16,051,623       10.8          11.2
  Drugs and Health Care ....................       2          7,267,724          8,971,681        6.1           6.1
  Electric Utilities .......................       1          3,938,034          4,721,750        3.2           3.2
  Energy ...................................       1          4,233,637          3,902,175        2.6           3.4
  Finance and Insurance ....................       5         21,165,714         22,341,942       15.0          15.2
  Food .....................................       1          4,343,015          3,045,000        2.1           2.7
  Household Products and Furnishings .......       3         13,822,945         15,183,288       10.2           9.6
  Industrial Equipment .....................       1          3,339,294          4,592,813        3.1           3.0
  Medical Products and Technology ..........       2          7,537,736         10,130,269        6.8           6.8
  Office Equipment .........................       1          3,661,955          5,097,600        3.4           3.3
  Packaging ................................       1          4,811,300          3,389,375        2.3           3.4
  Paper and Forest Products ................       2         10,013,303          9,716,637        6.6            --
  Retail Trade .............................       3         13,146,216         11,917,875        8.0          10.9
  Specialty Materials ......................       1          4,644,501          4,039,062        2.7           3.3
  Tobacco ..................................       1          4,656,917          6,056,200        4.1           3.4
                                               -----      -------------      -------------      -----         -----
                                                  32        137,485,275        147,460,634       99.3          98.0
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES                    1          1,064,107          1,064,107        0.7           2.0
                                               -----      -------------      -------------      -----         -----
NET ASSETS                                        33       $138,549,382       $148,524,741      100.0         100.0
                                               =====      =============      =============      =====         =====


Largest Industries
December 31, 1998


  [THE FOLLOWING TABLE WAS PRESENTED AS A BAR GRAPH IN THE PRINTED MATERIALS.]


                                      Percent of       Total Dollar
                                      Net Assets          Amount
                                      ----------       ------------
FINANCE AND INSURANCE                   14.90%          $22,341,942
BANKING                                 10.80%          $16,051,623
HOUSEHOLD PRODUCTS AND FURNISHINGS      10.20%          $15,183,288
RETAIL TRADE                             8.00%          $11,917,875
MEDICAL PRODUCTS AND TECHNOLOGY          6.80%          $10,130,269

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months


                                               SHARES
                                      ----------------------
                                                    HOLDINGS
ADDITIONS                               INCREASE    12/31/98
-------------                         ----------   ---------
Armstrong World Industries ..........     29,000      79,000
Champion International ..............     70,700     119,900
Crown Cork &Seal ....................     30,000     110,000
The Equitable Companies .............     25,000      80,000
Goodrich (B.F.) .....................     45,000     120,000
Penney (J.C.) .......................     29,000      75,000
St. Paul Companies ..................     31,000     119,846
Sears, Roebuck ......................     38,100     101,100
United Healthcare ...................    103,000     103,000
Washington Mutual ...................     30,000     120,500


Largest portfolio changes from the previous period to the current period are based on cost of purchases of securities.


--------------------------------------------------------------------------------

Largest Portfolio Holdings
December 31, 1998

SECURITY                                         VALUE
--------                                      ----------
Summit Bancorp ..........................     $6,553,125
Philip Morris ...........................      6,056,200
Bank of New York ........................      5,796,000
Kimberly-Clark ..........................      5,221,100
Dial ....................................      5,197,500


SECURITY                                         VALUE
--------                                      ----------
Medtronic ...............................     $5,197,500
United Technologies .....................      5,111,250
Xerox ...................................      5,097,600
Baxter International ....................      4,932,769
Georgia-Pacific Group ...................      4,860,687

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                       SHARES         VALUE
                                   ------------   ------------
COMMON STOCKS 99.3%
AEROSPACE 6.3% Goodrich (B.F.)
   Manufacturer and supplier of
   systems and component parts
   for the aerospace industry         120,000      $ 4,305,000
United Technologies
   Manufacturer of elevators, jet
   engines, flight systems, and
   automotive parts                    47,000        5,111,250
                                                  ------------
                                                     9,416,250
                                                  ------------
AUTOMOTIVE AND RELATED  6.0%
Ford Motor
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                       74,000        4,342,875
General Motors
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                       63,500        4,544,219
                                                  ------------
                                                     8,887,094
                                                  ------------
BANKING  10.8%
Bank of New York
   Commercial bank                    144,000        5,796,000
BankAmerica
   Commercial bank                     61,580        3,702,498
Summit Bancorp
   Operator of commercial banks       150,000        6,553,125
                                                  ------------
                                                    16,051,623
                                                  ------------
DRUGS AND HEALTH CARE  6.1%
Bristol-Myers Squibb
   Developer and manufacturer
   of health and personal care
   products                            33,900        4,536,244
United Healthcare
   Health maintenance
   organization                       103,000        4,435,437
                                                  ------------
                                                     8,971,681
                                                  ------------
ELECTRIC UTILITIES  3.2%
Dominion Resources
   Provider of electric services in
   the mid-Atlantic region            101,000        4,721,750
                                                  ------------
ENERGY  2.6%
Texaco
   Explorer, producer, transporter,
   refiner, and marketer of natural
   gas, oil, and petroleum products    73,800        3,902,175
                                                  ------------
FINANCE AND INSURANCE  15.0%
Citigroup
   Provider of investment services
   and life insurance                  83,400        4,128,300
The Equitable Companies
   Provider of insurance and
   investment management               80,000        4,630,000
Fannie Mae
   Provider of mortgage financing      65,100        4,817,400
St. Paul Companies
   Property and casualty insurer      119,846        4,164,648
Washington Mutual
   Regional finance company for
   small- and mid-sized businesses    120,500        4,601,594
                                                  ------------
                                                    22,341,942
                                                  ------------
FOOD  2.1%
Dole Food
   Producer and marketer of
   fresh and packaged fruits
   and vegetables                     101,500        3,045,000
                                                  ------------
HOUSEHOLD PRODUCTS
   AND FURNISHINGS  10.2%
Armstrong World Industries
   Manufacturer and marketer of
   interior furnishings                79,000        4,764,688
Dial
   Manufacturer and marketer of
   personal care, household, and
   laundry products                   180,000        5,197,500
Kimberly-Clark
   Manufacturer of consumer paper
   products; newsprint                 95,800        5,221,100
                                                  ------------
                                                    15,183,288
                                                  ------------
INDUSTRIAL EQUIPMENT  3.1%
General Electric
   Supplier of diversified
   electronics                         45,000        4,592,813
                                                  ------------
MEDICAL PRODUCTS
   AND TECHNOLOGY  6.8%
Baxter International
   Manufacturer and distributor of
   hospital and laboratory products    76,700        4,932,769
Medtronic
   Manufacturer of pacemakers and
   related cardiovascular products     70,000        5,197,500
                                                  ------------
                                                    10,130,269
                                                  ------------
----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                       SHARES         VALUE
                                   ------------   ------------
OFFICE EQUIPMENT  3.4%
Xerox
   Developer, manufacturer,
   and marketer of office
   automation products                 43,200      $ 5,097,600
                                                  ------------
PACKAGING  2.3%
Crown Cork & Seal
   Manufacturer of packaging
   products                           110,000        3,389,375
                                                  ------------
PAPER AND
   FOREST PRODUCTS  6.6%
Champion International
   Manufacturer of paper
   products                           119,900        4,855,950
Georgia-Pacific Group
   Manufacturer of building
   products and paper                  83,000        4,860,687
                                                  ------------
                                                     9,716,637
                                                  ------------
RETAIL TRADE  8.0%
May Department Stores
   Department store operator           68,000        4,105,500
Penney (J.C.)
   Operator of retail department
   stores and drugstores               75,000        3,515,625
Sears, Roebuck
   Large retail store operator        101,100        4,296,750
                                                  ------------
                                                    11,917,875
                                                  ------------
SPECIALTY MATERIALS  2.7%
Raychem
   Diversified product manufacturer
   for the aerospace, automotive,
   cable television, and
   communications industries          125,000     $  4,039,062
                                                  ------------
TOBACCO  4.1%
Philip Morris
   Manufacturer of tobacco
   products, food, and beverages      113,200        6,056,200
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $137,485,275)                              147,460,634

SHORT-TERM HOLDINGS  0.6%
  (Cost $900,000)                                      900,000
                                                  ------------
TOTAL INVESTMENTS  99.9%
  (Cost $138,385,275)                              148,360,634
OTHER ASSETS
   LESS LIABILITIES  0.1%                              164,107
                                                  ------------
NET ASSETS  100.0%                                $148,524,741
                                                  ============


----------
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
Investments, at value:
  Common stocks (cost $137,485,275) .................................................       $147,460,634
  Short-term holdings (cost $900,000) ...............................................            900,000              $ 148,360,634
                                                                                           -------------
Cash ....................................................................................................                    62,585
Receivable for Capital Stock sold .......................................................................                   377,511
Receivable for dividends and interest ...................................................................                   231,586
Expenses prepaid to shareholder service agent ...........................................................                    33,715
Deferred organization expenses ..........................................................................                     8,589
Other ...................................................................................................                    27,747
                                                                                                                      -------------
Total Assets ............................................................................................               149,102,367
                                                                                                                      -------------

LIABILITIES:
Payable for Capital Stock repurchased ...................................................................                   277,064
Accrued expenses, taxes, and other ......................................................................                   300,562
                                                                                                                      -------------
Total Liabilities .......................................................................................                   577,626
                                                                                                                      -------------
Net Assets ..............................................................................................             $ 148,524,741
                                                                                                                      =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
  14,876,547 shares outstanding):
  Class A ...............................................................................................             $       4,910
  Class B ...............................................................................................                     5,659
  Class D ...............................................................................................                     4,308
Additional paid-in capital ..............................................................................               139,135,961
Distribution in excess of net investment income .........................................................                    (1,108)
Accumulated net realized loss ...........................................................................                  (600,348)
Net unrealized appreciation of investments ..............................................................                 9,975,359
                                                                                                                      -------------
Net Assets ..............................................................................................             $ 148,524,741
                                                                                                                      =============

NET ASSET VALUE PER SHARE:
Class A ($49,297,119 / 4,909,406 shares) ................................................................                    $10.04
                                                                                                                             ======
Class B ($56,341,709 / 5,659,395 shares) ................................................................                     $9.96
                                                                                                                             ======
Class D ($42,885,913 / 4,307,746 shares) ................................................................                     $9.96
                                                                                                                             ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ...........................................................................      $ 2,188,321
Interest ............................................................................           89,744
                                                                                           -----------
Total Investment Income ...............................................................................        $ 2,278,065

EXPENSES:
Management fee ......................................................................          862,479
Distribution and service fees .......................................................          763,172
Shareholder account services ........................................................          265,935
Registration ........................................................................           89,193
Shareholder reports and communications ..............................................           65,067
Auditing and legal fees .............................................................           26,768
Custody and related services ........................................................           24,683
Directors' fees and expenses ........................................................            5,468
Amortization of deferred organization expenses ......................................            2,576
Miscellaneous .......................................................................            5,903
                                                                                           -----------
Total Expenses ........................................................................................          2,111,244
                                                                                                               -----------
Net Investment Income .................................................................................            166,821

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ....................................................         (600,348)
Net change in unrealized appreciation of investments ................................        6,792,088
                                                                                           -----------
Net Gain on Investments ...............................................................................          6,191,740
                                                                                                               -----------
Increase in Net Assets from Operations ................................................................        $ 6,358,561
                                                                                                               ===========

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                     APRIL 25, 1997*
                                                                                                     YEAR ENDED              TO
                                                                                                     DECEMBER 31,      DECEMBER 31,
                                                                                                         1998               1997
                                                                                                     ------------      ------------
OPERATIONS:
Net investment income .........................................................................      $    166,821      $     34,008
Net realized gain (loss) on investments .......................................................          (600,348)        1,395,588
Net change in unrealized appreciation of investments ..........................................         6,792,088         3,183,271
                                                                                                     ------------      ------------
Increase in Net Assets from Operations ........................................................         6,358,561         4,612,867
                                                                                                     ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ....................................................................................          (192,895)          (22,102)
Net realized gain on investments:
   Class A ....................................................................................          (282,285)         (268,929)
   Class B ....................................................................................          (326,267)         (188,489)
   Class D ....................................................................................          (219,836)         (114,588)
                                                                                                     ------------      ------------
Decrease in Net Assets from Distributions .....................................................        (1,021,283)         (594,108)
                                                                                                     ------------      ------------

                                                                             SHARES
                                                              --------------------------------------
                                                                  YEAR ENDED      APRIL 25, 1997* TO
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   ------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .................................................        2,732,752         2,081,806        26,848,150        17,203,013
   Class B .................................................        3,343,264         1,758,227        33,045,799        14,700,536
   Class D .................................................        1,904,014           769,857        18,793,866         6,526,662
Investment of dividends:
   Class A .................................................           17,633             2,282           171,043            20,514
Exchanged from associated Funds:
   Class A .................................................        2,456,260           673,049        24,149,943         5,675,733
   Class B .................................................        1,184,929           216,546        11,389,752         1,850,949
   Class D .................................................        2,084,910           538,684        20,284,370         4,563,959
Shares issued in payment of gain distributions:
   Class A .................................................           26,432            28,791           260,093           248,471
   Class B .................................................           29,903            19,544           290,656           167,688
   Class D .................................................           21,341            12,598           207,435           108,094
                                                                 ------------      ------------      ------------      ------------
Total ......................................................       13,801,438         6,101,384       135,441,107        51,065,619
                                                                 ------------      ------------      ------------      ------------
Cost of shares repurchased:
   Class A .................................................       (1,351,175)         (117,118)      (12,554,489)         (997,479)
   Class B .................................................         (357,377)          (52,380)       (3,440,426)         (455,672)
   Class D .................................................         (318,189)          (30,230)       (3,037,090)         (264,838)
Exchanged into associated Funds:
   Class A .................................................       (1,580,952)          (67,357)      (15,313,160)         (583,297)
   Class B .................................................         (413,592)          (69,669)       (3,869,171)         (594,926)
   Class D .................................................         (530,094)         (145,145)       (5,026,493)       (1,250,982)
                                                                 ------------      ------------      ------------      ------------
Total ......................................................       (4,551,379)         (481,899)      (43,240,829)       (4,147,194)
                                                                 ------------      ------------      ------------      ------------
Increase in Net Assets from Capital
   Share Transactions ......................................        9,250,059         5,619,485        92,200,278        46,918,425
                                                                 ============      ============      ------------      ------------

Increase in Net Assets ........................................................................        97,537,556        50,937,184

NET ASSETS:
Beginning of period ...........................................................................        50,987,185            50,001
                                                                                                     ------------      ------------
End of Period (including distribution in excess of net investment income and undistributed net investment income of $(1,108) and
  $11,906, respectively) ......................................................................      $148,524,741      $ 50,987,185
                                                                                                     ============      ============

----------
* Commencement of operations.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Organization -- Seligman Large-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations),other than those related to organizational matters, and the sale and issuance to Seligman Advisors, Inc. (the "Distributor")(formerly Seligman Financial Services, Inc.) of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. Multiple Classes of Shares -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. Organization Expenses -- Deferred organization expenses are being amortized on a straight-line basis over

NOTES TO FINANCIAL STATEMENTS


     a period of 60 months beginning with the commencement of operations of the Fund.

4. Short-Term Investments -- At December 31, 1998, the Fund owned short-term investments which matured in less than seven days.

5. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $102,313,346 and $11,016,359, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $18,785,511 and $8,810,152, respectively.

6. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets.

     The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $57,852 from sales of Class A shares, after commissions of $447,485 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $102,126, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $392,609 and $268,437, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $12,233.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $49,268.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant

NOTES TO FINANCIAL STATEMENTS


to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $3,184 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $10,268, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $265,935 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The annual cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $1,108 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. Loss Carryforward -- At December 31, 1998, the Fund had a net capital loss carryforward for federal income tax purposes of $600,348, which is available for offset against future taxable net gains and will expire in 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

8. Committed Line of Credit -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance from the inception of the Fund. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                               CLASS A                   CLASS B                   CLASS D
                                                        -------------------       --------------------      --------------------
                                                         YEAR      4/25/97*        YEAR       4/25/97*        YEAR      4/25/97*
                                                         ENDED        TO           ENDED        TO            ENDED       TO
                                                        12/31/98   12/31/97       12/31/98    12/31/97      12/31/98    12/31/97
                                                        --------   --------       --------    --------      --------    --------
PER SHARE DATA:
Net Asset Value, Beginning of Period ..................   $ 9.09     $ 7.14         $ 9.04      $ 7.14        $ 9.04      $ 7.14
                                                         -------     ------         ------      ------        ------      ------

Income from Investment Operations:
Net investment income (loss) ..........................     0.06       0.03          (0.02)      (0.01)        (0.02)      (0.01)
Net realized and unrealized gain (loss)
  on investments ......................................     0.99       2.06           1.00        2.04          1.00        2.04
                                                         -------     ------         ------      ------        ------      ------
Total from Investment Operations ......................     1.05       2.09           0.98        2.03          0.98        2.03
                                                         -------     ------         ------      ------        ------      ------

Less Distributions:
Dividends from net investment income ..................    (0.04)     (0.01)            --          --            --          --
Distributions from net realized capital gains .........    (0.06)     (0.13)         (0.06)      (0.13)        (0.06)      (0.13)
                                                         -------     ------         ------      ------        ------      ------
Total Distributions ...................................    (0.10)     (0.14)         (0.06)      (0.13)        (0.06)      (0.13)
                                                         -------     ------         ------      ------        ------      ------
Net Asset Value, End of Period ........................   $10.04     $ 9.09         $ 9.96      $ 9.04        $ 9.96      $ 9.04
                                                         =======     ======         ======      ======        ======      ======

TOTAL RETURN:                                              11.57%     29.28%         10.85%      28.46%        10.85%      28.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..............  $49,297    $23,699        $56,342     $16,930       $42,886     $10,358
Ratio of expenses to average net assets ...............     1.50%      1.47%+         2.25%       2.25%+        2.25%       2.25%+
Ratio of net income (loss) to average net assets ......     0.61%      0.58%+        (0.14)%     (0.20)%+      (0.14)%     (0.20)%+
Portfolio turnover rate ...............................    10.44%     38.74%         10.44%      38.74%        10.44%      38.74%
Without management fee waiver:**
Ratio of expenses to average net assets ...............                2.07%+                     2.85%+                    2.85%+
Ratio of net income (loss) to average net assets ......               (0.02)%+                   (0.80)%+                  (0.80)%+


----------
*  Commencement of operations.
** The Manager, at its discretion, waived a portion of its fees for certain of the periods presented.
+  Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Large-Cap Value Fund:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets and the financial highlights for the year then ended and for the period from April 25, 1997 (commencement of operations)to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

--------------------------------------------------------------------------------
                                       17

FEDERAL TAX STATUS OF 1998 DIVIDEND AND
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS
--------------------------------------------------------------------------------

The dividend paid to Class A shareholders in 1998 is taxable as ordinary income for federal income tax purposes, regardless of whether it was received in cash or in shares. Under the Internal Revenue Code, 96.06% of the dividend paid to Class A shareholders has been designated as qualifying for the dividends received deduction available to corporate shareholders. In order to claim the dividends received deduction for this distribution, corporate shareholders must have held the Fund's shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

The distribution of $0.059 per share from net short-term gain realized on investments was paid on November 23, 1998, to Class A, B, and D shareholders. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

If the gain distribution was paid in shares, the per share cost basis for federal income tax purposes is $9.84 for Class A shares and $9.72 for Class B and D shares.

A 1998 year-end statement of account activity and a 1998 Tax Package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIVshows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS
--------------------------------------------------------------------------------


William C. Morris
Chairman

Brian T. Zino
President

Neil T. Eigen
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION


Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017


General Counsel
Sullivan & Cromwell


Independent Auditors
Deloitte & Touche LLP


General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017


Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


Important Telephone Numbers

(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

    This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Large-Cap Value Fund, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.



                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017



EQVL2  12/98                                     [LOGO]Printed on Recycled Paper























                                     SELIGMAN
                          -------------------

                                    SMALL-CAP
                                   VALUE FUND

                                  [PHOTOGRAPH]

                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                   ----------

                                A Value Approach
                                 to Seeking the
                              Capital Appreciation
                                  Potential of
                                Smaller Companies




                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

[PHOTOGRAPH]
James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   17
Federal Tax Status of 1998 Gain Distribution
  for Taxable Accounts ....................................................   18
Board of Directors ........................................................   19
Executive Officers and For More Information ...............................   20
Glossary of Financial Terms ...............................................   21

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

In 1998, Seligman Small-Cap Value Fund posted a total return of -18.81% based on the net asset value of Class A shares. This return lagged the -6.45% total return of the Russell 2000 Value Index and the -0.40% return of the Lipper Small Cap Funds Average. A discussion with your Portfolio Managers regarding the Fund's results begins on page 2.

There were three primary reasons for the Fund's disappointing results in 1998. First, the stocks of smaller companies were out of favor with investors in 1998. Second, small-cap value stocks performed worse than small-cap growth stocks. And finally, a number of small-cap value stocks in Seligman Small-Cap Value Fund were hit with earnings downgrades that caused them to underperform other stocks in their asset class.

While the past year was one of continued growth for the US stock market, exceptional performance from an extremely narrow list of stocks masked the true investment results in the broad markets. Investment results between asset classes were also more widely dispersed than usual. In fact, the disparity was almost unprecedented. For example, while the large-capitalization dominated S&P 500 rose 28.58%, the Russell 2000 Index, which measures smaller-capitalization stocks, actually declined 2.55% for the year.

A number of factors led to the markets' narrowness and divergence in 1998 -- some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. The global turmoil continued as Russia defaulted on its debt and devalued its currency, and problems in Brazil escalated. In the ensuing "flight to quality," investors from around the world poured money into large, well-known US stocks, with consistently strong records of earnings growth. Investors put aside concerns over high valuations in a rush to own only the largest and best American growth companies. In last year's market environment, small-cap stocks, especially small-cap value stocks, were ignored.

There were few standouts among small-cap stocks in 1998. Those stocks that did best were in typical growth areas such as technology, telecommunications, and health care. Internet stocks, in particular, benefited from a near frenzy, as investors continually pushed valuations higher. Stocks in typical value sectors, such as financial services and consumer cyclicals, tended to underperform.

Subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession are all positive for the US markets in 1999. We expect a challenging environment confronted with economic uncertainties and continued high volatility. Pressure on corporate profits is likely to continue, as the US enters a period of slower growth. At this time, valuations on some of the largest growth stocks seem excessive and any broadening of the market in 1999 may reward more reasonably priced small-cap stocks.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Small-Cap Value Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,


/s/ William Morris
------------------
William C. Morris
Chairman

                                 /s/ Brian T. Zino
                                 -----------------
                                 Brian T. Zino
                                 President



January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q.   How did Seligman Small-Cap Value Fund perform in 1998?

A. We were disappointed with Seligman Small-Cap Value Fund's results in 1998. The Fund posted a total return of -18.81% based on the net asset value of Class A shares for the year ended December 31, 1998. This compares to the -0.40% return of the Lipper Small Cap Funds Average, and the -6.45% return of the Russell 2000 Value Index.

Q. Which economic and market factors influenced the Fund's results in 1998, and how did you respond?

A. The greatest influence on both the Fund and the small-cap market was an ongoing reduction in expectations for corporate earnings throughout 1998. When conditions are positive, investors are generally willing to pay big premiums to own the faster rate of earnings growth that small-cap stocks typically enjoy. The problem, however, is that during periods of earnings uncertainty (as in 1998), investors do not want to own smaller companies, almost regardless of valuations. This past year was characterized by negative earnings estimate revisions in every quarter. The worst might have been over early in the year, if there had been one big estimate reduction, but that was not the case. A number of the Fund's holdings received earnings downgrades during the year, which contributed to the Fund's underperformance relative to its benchmarks. We anticipate profit pressures lasting through early 1999.

     In 1998, small-cap stocks were at a disadvantage on both the supply and demand sides of the equation relative to larger-cap stocks. From a supply standpoint, the stock market experienced a strong year in initial public offering (IPO) activity. New equity supply tends to hurt small-cap investors, in that most new issues are for smaller companies. When an IPO successfully comes to market, fund managers, in general, are forced to become net sellers of other small-cap holdings to pay for the purchase. In terms of demand, cash flows into mutual funds also restrained small-cap performance. In 1998, most mutual fund cash flows poured into two areas -- large-cap stocks and technology. Even the tremendous inflows of money from foreign investors generally ignored small caps. Share buybacks were also principally kept within the domain of the largest companies.

     We responded to this environment by staying focused on our investment discipline. We bought what we considered to be quality companies, where there was an opportunity to make a handsome return over a longer period of time. In retrospect, a winning strategy for small-cap investors in 1998 would have been to emphasize those "concept" companies that have no earnings, or high-tech companies, where valuations


                                  [PHOTOGRAPH]

Value Team:(from left) Nevis George (Administrative Assistant), Milton Rubin (Client Services), Richard S. Rosen (Co-Portfolio Manager), (seated) Neil T. Eigen (Portfolio Manager)

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

     are well above what a traditional value investor is willing to pay. Given that we would not compromise our investment disciplines, we remained committed to our long-term value approach to investing, firmly believing that at some point our discipline will be rewarded. To change one's investment style in order to fit with what is working in the market today is referred to as style rotation, and it is something we will not do.

Q.   What was your investment strategy in 1998?

A. Our value style is driven by one overriding theme. We look for companies for which the market has low expectations but where we see a catalyst that will make them better companies going forward than they have been in the past. We then own these stocks for a long period of time.

     Though we are value managers, earnings acceleration is generally an important consideration. In our mind, investing is a long-term proposition. Investment ideas do not always work right away, and of course, some never work at all. But sometimes ideas that are working are not immediately rewarded by the market. That is what we saw in 1998. We are disappointed about this past year, but not discouraged.

Q. How was Seligman Small-Cap Value Fund's portfolio constructed in 1998, and how did that affect performance?

A. We constructed the portfolio so that it was well diversified; however, we also endeavored to limit the number of holdings to stocks in which we have a strong conviction and which we can know well.

     On the positive side, the Fund benefited from having owned five companies that merged or were bought out in 1998. We do not buy stocks simply because we think they will be taken over, although takeovers are a logical development in a portfolio focused on finding those companies that we believe sell at a discount to their underlying value. Nonetheless, it was a source of encouragement to see value realized.

     As to disappointments, we generally avoid investing in companies where the movement in the price of a commodity (gold, oil, interest rates, etc.) far outweighs any impact management can make. We did, however, add two energy-related investments earlier this year, based on a discount to net asset value, already significant price declines, unseasonably mild weather for the prior year, and potential demand recovery in Asia. Unfortunately, these investments have not yet fulfilled our expectations, although we believe that at some point energy prices will come back, and with them these stock prices.

     The current economic environment has also created a great deal of earnings uncertainty, and in some cases stock price anxiety. Some of our holdings represent good franchises with great futures, but their valuations have been discounted by near-term uncertainty. History has shown that investors who sell quality companies based on near-term concerns regret their actions.

Q.   What is your outlook?

A. Small-cap valuations are compelling, but investors will need to remain patient. Historically, when the asset class has rebounded from a period of underperformance, it has done so in a rewarding manner, and generally in a very short period of time.

     Avoiding small-cap value stocks simply because the asset class underperformed other indices in 1998 is short-sighted. Valuations suggest that a period of significant catch-up for small-cap stocks, in general, and small-cap value stocks, in particular, is coming. Will it be in 1999? We do not know. As we have always told our shareholders, we are not market timers. But for investors seeking long-term capital appreciation, who can withstand greater volatility, small-cap value is an attractive investment area.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Small-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 1998, to a $10,000 investment made in the Lipper Small Cap Funds Average, the Russell 2000 Index, and the Russell 2000 Value Index, from April 30, 1997, to December 31, 1998. The results for Seligman Small-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 4% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. It is important to keep in mind that the Lipper Small Cap Funds Average, the Russell 2000 Index, and the Russell 2000 Value Index exclude the effect of fees and/or sales charges.

     Seligman Small-Cap Value Fund will no longer be compared to the Russell 2000 Index after December 31, 1998, as it measures the performance of 2,000 widely held small-capitalization stocks. Instead, the Fund will be compared to the Russell 2000 Value Index, which the Manager believes is a more appropriate benchmark because it measures the value performance of small-cap stocks, and the Fund invests primarily in those types of stocks. Therefore, your Fund will continue to be compared to the Lipper Small Cap Funds Average and the Russell 2000 Value Index.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

------------------------------------------------------------------------------------------------------------------------
                                            Seligman Small Cap Value Fund

                                                                       Lipper Small
              Class A        Class A        Class B        Class D       Cap Funds       Russell 2000     Russell 2000
             with Sales    without Sales   with CDSC     without CDSC     Average*          Index*          Value Index*
             ----------    -------------   ---------     ------------   ------------     ------------     -------------
 4/25/97       $9,520        $10,000        $10,000        $10,000
 4/30/97       $9,600        $10,084        $10,084        $10,084        $10,000          $10,000            $10,000
 5/31/97      $10,547        $11,078        $11,064        $11,064        $11,198          $11,112            $10,796
 6/30/97      $11,467        $12,045        $12,031        $12,031        $11,794          $11,589            $11,342
 7/31/97      $12,027        $12,633        $12,619        $12,619        $12,536          $12,128            $11,819
 8/31/97      $12,240        $12,857        $12,829        $12,829        $12,769          $12,405            $12,007
 9/30/97      $13,160        $13,824        $13,782        $13,782        $13,729          $13,313            $12,805
10/31/97      $12,627        $13,263        $13,221        $13,221        $13,137          $12,729            $12,457
11/30/97      $12,623        $13,259        $13,203        $13,203        $12,949          $12,646            $12,594
12/31/97      $12,983        $13,638        $13,582        $13,582        $13,061          $12,867            $13,021
 1/31/98      $12,209        $12,825        $12,755        $12,755        $12,847          $12,664            $12,785
 2/28/98      $13,050        $13,708        $13,624        $13,624        $13,845          $13,600            $13,558
 3/31/98      $13,650        $14,338        $14,240        $14,254        $14,498          $14,160            $14,109
 4/30/98      $13,370        $14,044        $13,932        $13,946        $14,617          $14,238            $14,178
 5/31/98      $12,890        $13,539        $13,441        $13,441        $13,794          $13,471            $13,676
 6/30/98      $12,289        $12,909        $12,811        $12,811        $13,903          $13,499            $13,600
 7/31/98      $11,502        $12,082        $11,970        $11,970        $12,906          $12,406            $12,535
 8/31/98       $9,314         $9,783         $9,685         $9,685        $10,324           $9,996            $10,572
 9/30/98       $9,247         $9,713         $9,615         $9,615        $10,930          $10,779            $11,169
10/31/98       $9,727        $10,218        $10,106        $10,106        $11,377          $11,219            $11,501
11/30/98      $10,165        $10,678        $10,566        $10,566        $12,118          $11,807            $11,813
12/31/98      $10,540        $11,072        $10,546        $10,946        $13,008          $12,538            $12,183

*    From April 30, 1997

A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average market fluctuations.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended December 31, 1998

                                                            AVERAGE ANNUAL
                                                        ------------------------
                                                                        SINCE
                                             SIX           ONE        INCEPTION
                                           MONTHS*        YEAR         4/25/97
                                          ---------     --------     -----------
Class A**
With Sales Charge                          (18.31)%      (22.71)%       3.17%
Without Sales Charge                       (14.23)       (18.81)        6.23

Class B**
With CDSC+                                 (19.56)       (23.42)        3.20
Without CDSC                               (14.56)       (19.41)        5.51

Class D**
With 1% CDSC                               (15.56)       (20.21)         n/a
Without CDSC                               (14.56)       (19.41)        5.51

Lipper Small Cap Funds Average***           (6.44)        (0.40)       17.04++

Russell 2000 Index***                       (7.12)        (2.55)       14.54++

Russell 2000 Value Index***                (10.43)        (6.45)       12.56++

NET ASSET VALUE

                 DECEMBER 31, 1998       JUNE 30, 1998       DECEMBER 31, 1997
                 -----------------       -------------       -----------------
Class A               $7.87                  $9.21                $9.73
Class B                7.78                   9.14                 9.69
Class D                7.78                   9.14                 9.69

CAPITAL GAIN (LOSS) INFORMATION
For the Year Ended December 31, 1998

Paid                              $0.028
Undistributed Realized                --
Unrealized                        (1.477)+++

Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
  *  Return for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Small Cap Funds Average (Lipper Average), the Russell 2000 Index, and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends. The Lipper Average, the Russell 2000 Index, and the Russell 2000 Value Index exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.

  +  The CDSC is 5% for periods of one year or less, and 4% since inception.

 ++  From April 30, 1997.

+++ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW

Diversification of Net Assets
December 31, 1998

                                                                                PERCENT OF NET ASSETS
                                                                                    DECEMBER 31,
                                                                                ---------------------
                                     ISSUES       COST             VALUE           1998     1997
                                     ------       ----             -----           ----     ----
COMMON STOCKS:
   Advertising ...................       1   $   4,975,455    $   5,375,000         3.0       --
   Apparel and Textiles ..........       1       3,360,714        6,551,563         3.7      2.2
   Appliances ....................       1       3,586,319        1,356,250         0.8      2.2
   Automotive and Trucking .......       1       4,889,950        3,757,813         2.1      2.1
   Banking .......................       2       9,165,654        8,208,281         4.6      8.6
   Building and Construction .....       1       6,219,749        5,398,113         3.0      1.7
   Capital Goods .................       2       7,234,499        5,555,625         3.1       --
   Computer Software .............       1       3,111,025        1,867,344         1.0      2.4
   Consumer Goods and Services ...      --              --               --          --      0.8
   Distributors ..................       2       6,454,248        7,323,388         4.1      3.5
   Energy ........................      --              --               --          --      2.0
   Finance and Insurance .........       3      11,433,801        8,445,563         4.8      7.1
   Food ..........................       1       4,122,919        3,527,500         2.0      2.6
   Garden Products ...............       1       5,520,628        2,936,188         1.7      1.2
   Industrial Goods and Services .       1       4,455,210        4,265,625         2.4      1.4
   Machinery .....................       1       8,810,892        3,477,734         2.0      2.5
   Manufacturing .................       3      10,730,865       12,682,525         7.1      8.3
   Medical Products and Technology       2      10,423,537       10,810,938         6.1      4.1
   Oil and Gas ...................       3      13,655,516        8,797,450         5.0      2.6
   Packaging/Containers ..........       2       7,454,854        6,089,906         3.4      2.5
   Plastics ......................       1       3,399,581        2,260,125         1.3      0.5
   Printing and Publishing .......       2      11,158,301       10,551,875         5.9      4.9
   Restaurants ...................       2      10,866,761        9,965,887         5.6      4.1
   Retail Trade ..................       4      16,790,134       16,082,187         9.1      6.6
   Shipbuilding ..................       1       3,944,765        4,862,734         2.7      2.3
   Specialty Chemicals ...........       2       8,213,531        7,768,562         4.4      4.8
   Specialty Metals/Steel ........       2      11,208,267        4,528,134         2.5      4.2
   Tobacco .......................       1       5,073,850        4,687,187         2.6      4.4
   Transportation ................       2      12,555,923        8,452,969         4.8      6.7
   Miscellaneous .................       1       3,306,789        2,943,125         1.7      2.5
                                     -----   -------------    -------------       -----    -----
                                        47     212,123,737      178,529,591       100.5     98.8
OTHER ASSETS LESS LIABILITIES ....      --        (887,239)        (887,239)       (0.5)     1.2
                                     -----   -------------    -------------       -----    -----
NET ASSETS .......................      47   $ 211,236,498    $ 177,642,352       100.0    100.0
                                     =====   =============    =============       =====    =====

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months

                                                                 SHARES
                                                        ------------------------
                                                                        HOLDINGS
ADDITIONS                                               INCREASE        12/31/98
---------                                               --------        --------
Acorn Products .................................           1,000         431,000
BWAY ...........................................          20,000         208,500
Pittson BAX Group ..............................         180,000         390,000
Stage Stores ...................................         350,000         350,000

                                                                 SHARES
                                                        ------------------------
                                                                        HOLDINGS
REDUCTIONS                                               DECREASE       12/31/98
----------                                               --------       --------
Abercrombie & Fitch (Class A) ..................          65,000          90,000
Consolidated Cigar Holding .....................         165,000         265,000
Cutter & Buck ..................................         105,000         175,000
Dexter .........................................          60,000          89,000
Elsag Bailey Process Auto
  (ADRs) .......................................         228,300         111,700
Foodmaker ......................................          96,700         325,000
Furniture Brands International .................          70,600         179,400
The Wet Seal (Class A) .........................          50,000         170,000
Windmere-Durable Holdings ......................          50,000         175,000
Zeigler Coal Holding ...........................         290,000              --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

--------------------------------------------------------------------------------

Largest Portfolio Holdings
December 31, 1998

SECURITY                                                                 VALUE
--------                                                              ----------
Foodmaker ................................................            $7,170,312
ChiRex ...................................................             7,012,500
Cutter & Buck ............................................             6,551,563
Abercrombie & Fitch (Class A) ............................             6,367,500
Dal-Tile International ...................................             5,398,113
True North Communications ................................            $5,375,000
Cadmus Communications ....................................             5,337,500
Merrill ..................................................             5,214,375
The Wet Seal (Class A) ...................................             5,131,875
Schulman (A.) ............................................             4,970,625

--------------------------------------------------------------------------------

Largest Industries
December 31, 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                           Percent of         Total
                                           Net Assets     Dollar Amount
                                           ----------     -------------
RETAIL TRADE                                  9.10%        $16,082,187
MANUFACTURING                                 7.10%        $12,682,525
MEDICAL PRODUCTS AND TECHNOLOGY               6.10%        $10,810,938
PRINTING AND PUBLISHING                       5.90%        $10,551,875
RESTAURANTS                                   5.60%        $ 9,965,887

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                                  SHARES               VALUE
                                                  ------           ------------
COMMON STOCKS   100.5%
ADVERTISING  3.0%
True North Communications
    Advertising Agency                             200,000         $  5,375,000
                                                                   ------------
APPAREL AND TEXTILES  3.7%
Cutter & Buck*+
    Designer and marketer of
    men's sportswear and
    outerwear                                      175,000            6,551,563
                                                                   ------------
APPLIANCES  0.8%
Windmere-Durable Holdings
    Manufacturer and distributor of
    electrical appliances for
    home use                                       175,000            1,356,250
                                                                   ------------
AUTOMOTIVE AND
    TRUCKING  2.1%
Wabash National
    Designer, manufacturer,
    and marketer of truck trailers                 185,000            3,757,813
                                                                   ------------
BANKING  4.6%
Bank United (Class A)
    Financial service provider                     105,000            4,111,406
Bay View Capital
    Bank operator                                  190,000            4,096,875
                                                                   ------------
                                                                      8,208,281
                                                                   ------------
BUILDING AND
    CONSTRUCTION  3.0%
Dal-Tile International*
    Manufacturer of ceramic tile                   520,300            5,398,113
                                                                   ------------
CAPITAL GOODS  3.1%
Apogee Enterprises
    Distributor and installer of
    windows and glass products                     425,000            4,781,250
BMC Industries
    Manufacturer of
    electronic components                          123,900              774,375
                                                                   ------------
                                                                      5,555,625
                                                                   ------------
COMPUTER SOFTWARE  1.0%
Dialogic*
    Manufacturer of communication
    software                                        95,000            1,867,344
                                                                   ------------
DISTRIBUTORS  4.1%
Cubic
    Developer, manufacturer, and
    distributor of defense and
    industrial electronic products                 157,500            2,953,125
Elsag Bailey Process
    Auto (ADRs)* (Netherlands)
    Manufacturer and distributor
    of control systems                             111,700            4,370,263
                                                                   ------------
                                                                      7,323,388
                                                                   ------------
FINANCE AND INSURANCE  4.8%
    Provider of financial services                 100,000              878,125
Berkley (W.R.)
    Insurance provider                              90,200            3,044,250
RenaissanceRe Holdings
    Global provider of reinsurance
    and insurance                                  123,500            4,523,188
                                                                   ------------
                                                                      8,445,563
                                                                   ------------
FOOD  2.0%
Richfood Holdings
    Wholesale food distributor                     170,000            3,527,500
                                                                   ------------
GARDEN PRODUCTS  1.7%
Acorn Products*+
    Manufacturer and marketer of
    lawn and garden tools                          431,000            2,936,188
                                                                   ------------
INDUSTRIAL GOODS AND
    SERVICES  2.4%
Furon
    Manufacturer of component
    products                                       250,000            4,265,625
                                                                   ------------
MACHINERY  2.0%
Stewart & Stevenson Services
    Designer, assembler, and
    marketer of machinery                          362,500            3,477,734
                                                                   ------------
MANUFACTURING  7.1%
Furniture Brands International*
    Manufacturer of furniture and
    home furnishings                               179,400            4,888,650
Giant Cement Holding*
    Manufacturer and producer of
    cement                                         199,000            4,950,125
Mueller Industries*
    Manufacturer and distributor of
    brass, bronze, copper, and
    aluminum products                              140,000            2,843,750
                                                                   ------------
                                                                     12,682,525
                                                                   ------------
MEDICAL PRODUCTS AND
    TECHNOLOGY  6.1%
Cephalon*
    Developer of biopharmaceutical
    products to treat neurological
    disorders                                      425,000            3,798,438
ChiRex*
    Pharmaceutical contractor                      330,000            7,012,500
                                                                   ------------
                                                                     10,810,938
                                                                   ------------

----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                                  SHARES               VALUE
                                                  ------           ------------
OIL AND GAS  5.0%
Equitable Resources
    Energy supplier                                165,000         $  4,805,625
Friede Goldman International*
    Provider of offshore drilling
    services for international
    oil and gas companies                           80,600              916,825
Marine Drilling*
    Provider of offshore drilling
    services for international
    oil and gas companies                          400,000            3,075,000
                                                                   ------------
                                                                      8,797,450
                                                                   ------------
PACKAGING/
    CONTAINERS  3.4%
Applied Extrusion Technologies*
    Developer, producer, and
    seller of packaging supplies                   363,000            2,949,375
BWAY*
    Manufacturer and marketer of
    steel containers                               208,500            3,140,531
                                                                   ------------
                                                                      6,089,906
                                                                   ------------
PLASTICS  1.3%
Lamson & Sessions*
    Manufacturer and distributor of
    thermoplastics and electronics                 441,000            2,260,125
                                                                   ------------
PRINTING AND
    PUBLISHING  5.9%
Cadmus Communications
    Commercial printer                             280,000            5,337,500
Merrill
    Document management
    company                                        270,000            5,214,375
                                                                   ------------
                                                                     10,551,875
                                                                   ------------
RESTAURANTS  5.6%
Avado Brands
    Restaurant operator                            333,800            2,795,575
Foodmaker*
    Owner and operator of fast
    food restaurants                               325,000            7,170,312
                                                                   ------------
                                                                      9,965,887
                                                                   ------------
RETAIL TRADE  9.1%
Abercrombie & Fitch (Class A)*
    Retailer of casual apparel                      90,000            6,367,500
Loehmann's*+
    Specialty retailer                             700,000            1,301,562
Stage Stores*
    Clothing retailer                              350,000            3,281,250
The Wet Seal (Class A)*
    Retailer of young women's
    apparel                                        170,000            5,131,875
                                                                   ------------
                                                                     16,082,187
                                                                   ------------
SHIPBUILDING  2.7%
Avondale Industries*
    Constructor and repairer of
    ships for military and
    commercial use                                 167,500            4,862,734
                                                                   ------------
SPECIALTY CHEMICALS  4.4%
Dexter
    Manufacturer of specialty
    materials                                       89,000            2,797,937
Schulman (A.)
    Manufacturer of specialty
    chemicals and plastics                         220,000            4,970,625
                                                                   ------------
                                                                      7,768,562
                                                                   ------------
SPECIALTY METALS/
    STEEL  2.5%
Olympic Steel*
    Processor and distributor of
    steel products                                 397,000            1,991,203
Universal Stainless &
    Alloy Products*+
    Manufacturer and marketer of
    specialty steel                                341,100            2,536,931
                                                                   ------------
                                                                      4,528,134
                                                                   ------------
TOBACCO  2.6%
Consolidated Cigar Holding*
    Manufacturer and marketer
    of cigars                                      265,000            4,687,187
                                                                   ------------
TRANSPORTATION  4.8%
ABC Rail Products*
    Manufacturer and marketer of
    railroad equipment                             335,000            4,114,219
Pittston BAX Group
    Provider of global freight
    transportation                                 390,000            4,338,750
                                                                   ------------
                                                                      8,452,969
                                                                   ------------
MISCELLANEOUS  1.7%
VWR Scientific Products*
    Distributor of
    laboratory supplies                            170,000            2,943,125
                                                                   ------------

TOTAL INVESTMENTS  100.5%
    (Cost $212,123,737)                                             178,529,591

OTHER ASSETS
    LESS LIABILITIES  (0.5)%                                           (887,239)
                                                                   ------------
NET ASSETS  100.0%                                                 $177,642,352
                                                                   ============

----------
*    Non-income producing security.
+ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS:
Investments, at value:
  Common stocks* (cost $212,123,737) ................................................       $ 178,529,591
Cash ................................................................................             149,748
Receivable for securities sold ......................................................             711,976
Receivable for Capital Stock sold ...................................................             648,471
Receivable for dividends and interest ...............................................              65,822
Expenses prepaid to shareholder service agent .......................................              60,291
Deferred organization expenses ......................................................               8,589
Other ...............................................................................              36,498
                                                                                            -------------
Total Assets ........................................................................         180,210,986
                                                                                            -------------

LIABILITIES:
Payable for Capital Stock repurchased ...............................................           2,199,523
Accrued expenses, taxes, and other ..................................................             369,111
                                                                                            -------------
Total Liabilities ...................................................................           2,568,634
                                                                                            -------------
Net Assets ..........................................................................       $ 177,642,352
                                                                                            =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
  22,745,839 shares outstanding):
  Class A ...........................................................................       $       7,672
  Class B ...........................................................................               9,240
  Class D ...........................................................................               5,834
Additional paid-in capital ..........................................................         211,392,600
Accumulated net investment loss .....................................................              (1,376)
Distribution in excess of net realized gain .........................................            (177,472)
Net unrealized depreciation of investments ..........................................         (33,594,146)
                                                                                            -------------
Net Assets ..........................................................................       $ 177,642,352
                                                                                            =============

NET ASSET VALUE PER SHARE:
Class A ($60,383,260 / 7,672,244 shares) ............................................               $7.87
                                                                                                    =====
Class B ($71,875,285 / 9,240,164 shares) ............................................               $7.78
                                                                                                    =====
Class D ($45,383,807 / 5,833,431 shares) ............................................               $7.78
                                                                                                    =====

----------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $19,465,700 and a value of $13,326,244.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ......................................................................             $  1,540,636
Interest .......................................................................                   57,121
                                                                                             ------------
Total Investment Income .................................................................................       $  1,597,757

EXPENSES:
Management fee .................................................................                2,255,973
Distribution and service fees ..................................................                1,673,900
Shareholder account services ...................................................                  596,762
Registration ...................................................................                  142,688
Shareholder reports and communications .........................................                   95,580
Auditing and legal fees ........................................................                   68,328
Custody and related services ...................................................                   66,194
Directors' fees and expenses ...................................................                    8,559
Amortization of deferred organization expenses .................................                    2,576
Miscellaneous ..................................................................                    8,458
                                                                                             ------------
Total Expenses ..........................................................................................          4,919,018
                                                                                                                ------------
Net Investment Income (Loss) ............................................................................         (3,321,261)

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
Net realized gain on investments* ..............................................                1,143,557
Net change in unrealized appreciation of investments ...........................              (49,090,217)
                                                                                             ------------
Net Loss on Investments ........................................................                                 (47,946,660)
                                                                                                                ------------
Decrease in Net Assets from Operations ..................................................................       $(51,267,921)
                                                                                                                ============


----------
* Includes net realized gain from affiliated issuers of $1,852,012. See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                     APRIL 25, 1997*
                                                                                                      YEAR ENDED           TO
                                                                                                     DECEMBER 31,      DECEMBER 31,
                                                                                                        1998              1997
                                                                                                     -------------   ---------------
OPERATIONS:
Net investment loss ..............................................................................    $ (3,321,261)    $ (1,298,700)
Net realized gain on investments .................................................................       1,143,557        2,092,282
Net change in unrealized appreciation of investments .............................................     (49,090,217)      15,496,071
                                                                                                     -------------    -------------
Increase (Decrease) in Net Assets from Operations ................................................     (51,267,921)      16,289,653
                                                                                                     -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .......................................................................................        (222,320)         (57,925)
   Class B .......................................................................................        (269,568)         (57,494)
   Class D .......................................................................................        (179,287)         (41,437)
                                                                                                     -------------    -------------
Decrease in Net Assets from Distributions ........................................................        (671,175)        (156,856)
                                                                                                     -------------    -------------

                                                                                 SHARES
                                                                     -------------------------------
                                                                                     APRIL 25, 1997*
                                                                      YEAR ENDED            TO
                                                                     DECEMBER 31,      DECEMBER 31,
                                                                        1998              1997
                                                                     -----------     ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ......................................................     2,864,792         7,738,571       25,758,797       69,603,297
   Class B ......................................................     2,907,461         8,892,774       26,305,568       80,894,889
   Class D ......................................................     2,371,845         5,320,090       21,525,345       48,461,463
Exchanged from associated Funds:
   Class A ......................................................     1,272,935         1,921,426       10,646,139       17,411,273
   Class B ......................................................       408,213           545,670        3,503,911        5,021,131
   Class D ......................................................     1,376,302         1,772,296       12,493,032       16,230,693
Shares issued in payment of gain distributions:
   Class A ......................................................        27,525             5,767          206,712           54,554
   Class B ......................................................        33,089             5,544          245,853           52,231
   Class D ......................................................        22,062             4,071          163,918           38,394
                                                                    -----------        ----------    -------------    -------------
Total ...........................................................    11,284,224        26,206,209      100,849,275      237,767,925
                                                                    -----------        ----------    -------------    -------------
Cost of shares repurchased:
   Class A ......................................................    (3,480,497)         (412,080)     (29,705,640)      (3,898,861)
   Class B ......................................................    (1,578,419)         (136,373)     (13,327,385)      (1,292,238)
   Class D ......................................................    (2,125,511)         (171,335)     (16,902,737)      (1,617,237)
Exchanged into associated Funds:
   Class A ......................................................    (2,004,039)         (269,159)     (16,748,650)      (2,525,759)
   Class B ......................................................    (1,647,820)         (189,975)     (13,470,487)      (1,762,418)
   Class D ......................................................    (2,350,039)         (386,350)     (20,312,582)      (3,654,556)
                                                                    -----------        ----------    -------------    -------------
Total ...........................................................   (13,186,325)       (1,565,272)    (110,467,481)     (14,751,069)
                                                                    -----------        ----------    -------------    -------------

Increase (Decrease)in Net Assets from
  Capital Share Transactions ....................................    (1,902,101)       24,640,937       (9,618,206)     223,016,856
                                                                    -----------        ----------    -------------    -------------
Increase (Decrease)in Net Assets ................................................................      (61,557,302)     239,149,653

NET ASSETS:
Beginning of period .............................................................................      239,199,654           50,001
                                                                                                     -------------    -------------
End of Period (including accumulated net investment loss of
  $1,376 and $369, respectively) ................................................................    $ 177,642,352    $ 239,199,654
                                                                                                     =============    =============

----------
*    Commencement of operations.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Organization -- Seligman Small-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations), other than those related to organizational matters, and the sale and issuance to Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.) of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. Multiple Classes of Shares -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

          For the year ended December 31, 1998, the Fund redeemed 13,186,325 of its shares from shareholders aggregating $110,467,481, of which approximately $1,300,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

NOTES TO FINANCIAL STATEMENTS

f. Organization Expenses -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

4. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $67,427,233 and $77,168,760, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $16,528,433 and $50,122,579, respectively.

5. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

     The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $61,808 from sales of Class A shares, after commissions of $494,543 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $189,512, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $850,237 and $634,151, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $71,797.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $39,142.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $2,646 from the sale of shares of the Fund and distribution and service fees of $10,913, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $596,762 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue

NOTES TO FINANCIAL STATEMENTS

interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The annual cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $1,376 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Committed Line of Credit -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

7. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1998, is as follows:

                                                GROSS             GROSS
                                BEGINNING     PURCHASES         SALES AND       ENDING       REALIZED     DIVIDEND      ENDING
AFFILIATE                        SHARES     AND ADDITIONS      REDUCTIONS       SHARES         GAIN        INCOME        VALUE
---------                       ---------   -------------      ----------       ------       ---------    --------      ------
Acorn Products ...............   290,000        141,000              --         431,000            --          --     $ 2,936,188
Cutter & Buck ................   280,000         10,000         115,000         175,000    $1,852,012          --       6,551,563
Loehmann's ...................   700,000             --              --         700,000            --          --       1,301,562
Universal Stainless
  & Alloy Products ...........   336,100          5,000              --         341,100            --          --       2,536,931
                                                                                           ----------                 -----------
TOTAL ........................                                                             $1,852,012                 $13,326,244
                                                                                           ==========                 ===========

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance from the inception of the Fund. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                          Class A                  Class B                Class D
                                                   ---------------------    --------------------    ---------------------
                                                     YEAR       4/25/97*      YEAR      4/25/97*      YEAR       4/25/97*
                                                     ENDED        TO          ENDED       TO          ENDED        TO
                                                   12/31/98    12/31/97     12/31/98   12/31/97     12/31/98    12/31/97
                                                   --------    --------     --------   --------     --------    --------
PER SHARE DATA:
Net Asset Value, Beginning of Period ...........     $9.73       $7.14        $9.69       $7.14        $9.69       $7.14
                                                   -------     -------      -------     -------      -------     -------
Income from Investment Operations:
Net investment income (loss) ...................     (0.09)      (0.07)       (0.15)      (0.11)       (0.15)      (0.11)
Net realized and unrealized gain (loss)
  on investments ...............................     (1.74)       2.67        (1.73)       2.67        (1.73)       2.67
                                                   -------     -------      -------     -------      -------     -------
Total from Investment Operations ...............     (1.83)       2.60        (1.88)       2.56        (1.88)       2.56
                                                   -------     -------      -------     -------      -------     -------
Less Distributions:
Distributions from net realized capital gains ..     (0.03)      (0.01)       (0.03)      (0.01)       (0.03)      (0.01)
                                                   -------     -------      -------     -------      -------     -------
Total Distributions ............................     (0.03)      (0.01)       (0.03)      (0.01)       (0.03)      (0.01)
                                                   -------     -------      -------     -------      -------     -------
Net Asset Value, End of Period .................     $7.87       $9.73        $7.78       $9.69        $7.78       $9.69
                                                   =======     =======      =======     =======      =======     =======

TOTAL RETURN:                                       (18.81)%     36.38%      (19.41)%     35.82%      (19.41)%     35.82%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted) .......   $60,383     $87,510      $71,875     $88,330      $45,384     $63,360
Ratio of expenses to average net assets ........      1.69%       1.87%+       2.44%       2.63%+       2.44%       2.63%+
Ratio of net income (loss) to average net assets     (0.98)%     (1.12)%+     (1.73)%     (1.88)%+     (1.73)%     (1.88)%+
Portfolio turnover rate ........................     30.06%      15.91%       30.06%      15.91%       30.06%      15.91%

----------
*    Commencement of operations.
+    Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Small-Cap Value Fund as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets and the financial highlights for the year then ended and for the period from April 25, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective periods stated, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1998 GAIN
DISTRIBUTION FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------

A distribution of $0.028 per share from net short-term gain realized on investments was paid on November 23, 1998, to Class A, B, and D shareholders. Net short-term gain is taxable as ordinary income, regardless of whether it was paid in cash or shares.

If the distribution was paid in shares, the per share cost basis for federal income tax purposes is $7.51 for Class A shares and $7.43 for Class B and D shares.

A 1998 year-end statement of account activity and a 1998 Tax Package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. &W. Seligman &Co. Incorporated

----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Neil T. Eigen
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION


Manager
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement Plan Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

   This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Small-Cap Value Fund, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.





                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017



EQVS2  12/98                                     [LOGO]Printed on Recycled Paper